UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2007

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

333 Fayetteville Street, Suite 700
Raleigh, North Carolina 27601
(Address of principal executive offices)

 (919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2007, Capital Bank Corporation (the “Company”) appointed Lyn Hittle as its Senior Vice President and Chief Accounting Officer (Principal Accounting Officer) of the Company and its principal subsidiary, Capital Bank. Prior to joining the Company, Ms. Hittle, age 54, most recently served two years as Vice President Finance and Controller of Eos Airlines, Inc. headquartered in Purchase, New York; four years as Senior Vice President and Chief Financial Officer of Harrington Bank, a community bank located in Chapel Hill, North Carolina; and six years as Vice President and Controller for Midway Airlines Corporation in Morrisville, North Carolina. Ms. Hittle is a certified public accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2007	CAPITAL BANK CORPORATION

By: /sig/ B. Grant Yarber
B. Grant Yarber
Chief Executive Officer